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                                                                    EXHIBIT 10.6

                         REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made and entered into as of June 30, 1999, among Venus Exploration, a Delaware corporation (the "Company"), and EXCO Resources, Inc., a Texas corporation ("EXCO").

                  This Agreement is made in conjunction with and in consideration of that certain Convertible Promissory Note made by the Company payable to EXCO dated an even date herewith (the "Convertible Note").

                  The Company and EXCO hereby agree as follows:

         1.       Definitions

                  As used in this Agreement, the following terms shall have the meanings ascribed below:

                  "Advice" shall have meaning set forth in Section 3(o).

                  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Blackout Period" shall have the meaning set forth in Section 3(o).

                  "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Texas generally are authorized or required by law or other government actions to close.

                  "Closing Date" shall mean June 30, 1999.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means the Company's common stock, par value $.01 per share.

                  "Conversion Shares" means up to 5,333,333 shares of Common Stock issuable upon conversion of the Convertible Notes plus any additional shares of Common Stock issuable in respect of anti-dilution rights under the terms of the Convertible Notes.




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                  "Convertible Note" shall have the meaning set forth in the preamble.

                  "Effectiveness Date" shall have the meaning set forth in
Section 2(a).

                  "Effectiveness Period" shall have the meaning set forth in
Section 2(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing Date" means the 90th day following the Closing Date.

                  "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

                  "Indemnified Party" shall have the meaning set forth in
Section 5(c).

                  "Indemnifying Party" shall have the meaning set forth in
Section 5(c).

                  "Losses" shall have the meaning set forth in Section 5(a).

                  "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

                  "PIK Shares" means the shares of Common Stock issuable under the terms of the Convertible Note at the option of the Company in lieu of cash interest due under the Convertible Note.

                  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means (i) the Conversion Shares and
(ii) the PIK Shares; provided, however in order to account for the fact that the number of PIK Shares is determined in part upon the market price of the Common Stock prior to the issuance of the PIK Shares, Registrable Securities contemplated by clause (ii) above shall include (but not be limited to)



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4,800,000 shares of Common Stock. The Registration Statement to be filed by the
Company on the Filing Date shall cover 10,133,333 shares of Common Stock. The Company shall be required to file additional Registration Statements to the extent the sum of (i) the Conversion Shares and (ii) the PIK Shares exceeds the number of shares of Common Stock initially registered in accordance with the immediately prior sentence. The Company shall have fifteen (15) days to file such additional Registration Statements after notice of the requirement thereof, which the Holder may give at such time when the number of shares referenced in clauses (i) and (ii) above and actually issued in accordance with the terms of the Convertible Note exceeds 85% of the number of shares of Common Stock registered in a Registration Statement hereunder.

                  "Registration Statement" means the registration statement and any additional registration statements contemplated by Section 2(a), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Underwritten Registration or Underwritten Offering" means a registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

         2.       Shelf Registration

                  (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to prevent dilution resulting from stock splits, stock dividends or similar events. The Company may



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elect to register the Registrable Securities on the Company's "Shelf"
Registration Statement on Form S-3 (no. 333-73457) currently under review by the Commission. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event on or prior to the 120th day following issuance of any shares of Common Stock pursuant to the terms of the Convertible Note; provided, however, that if at the 120th day Venus has (i) filed the Registration Statement required hereby by the Filing Date, (ii) used its best reasonable efforts to cause the Commission to declare the Registration Statement effective (including, but not limited to, promptly responded to all comments and requests for additional or supplemental information (including the prompt filing of pre-effective amendment(s) to the Registration Statement)), and (iii) the Registration Statement has not yet been declared effective by the Commission, then such 120 day period shall be extended to 210 days from the date of the first issuance of Common Stock pursuant to the terms of the Convertible Note (said 120th or 210th day being the "Effectiveness Date"). The Company shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is three years after the date that is the last date any Registrable Securities are issued pursuant to the terms of the Convertible Note or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent (the "Effectiveness Period"), provided, however, that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective during the Effectiveness Period if it voluntarily takes any action that would result in the Holders not being able to sell the Registrable Securities covered by such Registration Statement during the Effectiveness Period, unless such action is pursuant to a Blackout Period permitted hereunder, required under applicable law or the Company has filed a post-effective amendment to the Registration Statement and the Commission has not declared it effective.

                  (b) If the Holder so elects, an offering of Registrable Securities pursuant to the Registration Statement may be effected in the form of an Underwritten Offering once at any time prior to the fifth anniversary of this Agreement and once thereafter. In such event, and, if the managing underwriters advise the Company and such Holder in writing that in their opinion the amount of Registrable Securities proposed to be sold in such Underwritten Offering exceeds the amount of Registrable Securities which can be sold in such Underwritten Offering, there shall be included in such Underwritten Offering the amount of such Registrable Securities which in the opinion of such managing underwriters can be sold.

                  (c) If any of the Registrable Securities are to be sold in an Underwritten Offering, the investment banker in interest that will administer the offering will be selected by the Holder. No Holder may participate in any Underwritten Offering hereunder unless such Holder (i) agrees to sell its Registrable Securities on the basis provided in any underwriting agreements approved by the Persons entitled hereunder to approve such arrangements and
(ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such arrangements.



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                  (d) If (i) a Registration Statement covering all Registrable
Securities is not filed on or before the Filing Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12d1-2 promulgated under the Securities Exchange Act within five (5) days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed" or is not subject to further review; or (iii) a Registration Statement covering all Registrable Securities is not declared effective by the Commission on or before the Effectiveness Date, or (iv) if, after the Registration Statement has been declared effective by the Commission, the Registration Statement is either not effective as to all Registrable Securities throughout the Effectiveness Period or the Holders are not permitted for any reason to make sales thereunder during such period, except that days that a Registration Statement is not effective or unavailable as to all Registrable Securities (1) because of a Blackout Period hereunder or (2) because of changes required by the Holders in the Registration Statement with respect to information relating to the Holders, including without limitation changes to the plan of distribution (any such failure or breach being referred to as an "Event," and for purposes of clauses
(i) and (iii) the date on which such Event occurs, or for clause (ii) the date on which such five (5) day period is exceeded, being referred to as "Event Date"), then, in any such case, as partial relief for the damages suffered therefrom by the Holders (which remedy shall not be exclusive of any other remedies available at law or in equity), an event of default shall exist under the Convertible Note and EXCO shall have all rights and remedies afforded thereunder.

         3.       Registration Procedures

                  In connection with the Company's registration obligations hereunder, the Company shall:

                  (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith, or, in connection with an Underwritten Offering hereunder, such other form available to the Company and reasonably acceptable to the Holders or, if the Company elects, a pre-effective amendment to the Company's Registration Statement on Form S-3 currently in registration) which shall contain the "Plan of Distribution" attached hereto as Annex A (except if otherwise directed by the Holders), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than five
(5) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and any managing underwriters, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and such managing underwriters, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders and such underwriters, to conduct a reasonable investigation within the meaning of the Securities Act. The Company


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shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders or any managing underwriters, shall reasonably object on a timely basis.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

                  (c) Notify the Holders of Registrable Securities to be sold and any managing underwriters as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one
(1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective;
(ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that pur pose; (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated hereby ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the



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Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) Use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (e) If requested by any managing underwriter or the Holders of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) (subject to a permitted Blackout Period) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as such managing underwriters and such Holders reasonably agree should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or be materially detrimental to the business prospects of the Company.

                  (f) Furnish to each Holder and any managing underwriters, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (g) Promptly deliver to each Holder and any underwriters, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and any underwriters in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of


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process in any such jurisdiction where it is not then so subject or subject the
Company to any taxation in any such jurisdiction where it is not then so subject.

                  (i) Cooperate with the Holders and any managing underwriters to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two Business Days prior to any sale of Registrable Securities.

                  (j) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (k) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq SmallCap Market ("NASDAQ") and any other subsequent market, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Convertible Note.

                  (l) In the case of an Underwritten Offering, enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any managing underwriters and the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and is entered into, (i) make such representations and warranties to such Holders and such underwriters as are customarily made by issuers to underwriters in underwritten public offerings, and confirm the same if and when requested; (ii) obtain and deliver copies thereof to each Holder and the managing underwriters, if any, of opinions of counsel to the Company and updates thereof addressed to each Holder and each such underwriter, in form, scope and substance reasonably satisfactory to any such managing underwriters and Special Counsel to the selling Holders covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such Special Counsel and underwriters; (iii) immediately prior to the effectiveness of the Registration Statement, and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto, use its best reasonable efforts to obtain and deliver copies to the Holders and the managing underwriters, if any, of "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be,


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included in the Registration Statement), addressed to the Company in form and substance as are customary in connection with Underwritten Offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable to the selling Holders and the underwriters, if any, than those set forth in Section 5 (or such other provisions and procedures acceptable to the managing underwriters, if any, and holders of a majority of Registrable Securities participating in such Underwritten Offering); and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, and any managing underwriters to evidence the continued validity of the representations and warranties made pursuant to clause 3(l)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  (m) Make available for inspection by the selling Holders, any representative of such Holders, any underwriter participating in any disposition of Registrable Securities, and any attorney or accountant retained by such selling Holders or underwriters, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, underwriter, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company in writing to be of a confidential nature at the time of delivery of such information shall be kept confidential by such Persons, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities; (ii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person; or (iii) such information becomes available to such Person from a source other than the Company and such source is not known by such Person to be bound by a confidentiality agreement with the Company.

                  (n) Comply with all applicable rules and regulations of the Commission.

                  (o) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration, without any penalty otherwise provided by this Agreement, the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or



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supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

                  Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

                  Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

                  If there is a significant business opportunity (including but not limited to the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, then the Company may suspend the right of the Holders to sell Registrable Securities under a Registration Statement for a period not to exceed 20 Business Days during the Effectiveness Period (the "Blackout Period").

         4.       Registration Expenses

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Company, except as and to the extent specified in Section 4(b), shall be borne by the Company whether or not pursuant to an Underwritten Offering and whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ and any subsequent market on which the Common Stock is then listed for trading, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of its counsel or, if its counsel fails to timely make such determinations, counsel for the Holders (which will not be subject to the restrictions set forth below) in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or the Holders may designate)), (ii) printing expenses (including,



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without limitation, expenses of printing certificates for Registrable
Securities and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the Holders included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. By way of illustration which is not intended to diminish from the provisions of Section 4(a), the Holders shall not be responsible for, and the Company shall be required to pay the fees or disbursements incurred by the Company (including by its legal counsel and accountants) in connection with, the preparation and filing of a Registration Statement and related Prospectus for such offering, the maintenance of such Registration Statement in accordance with the terms hereof, the listing of the Registrable Securities in accordance with the requirements hereof, and printing expenses incurred to comply with the requirements hereof.

                  (b) If the Holders require an Underwritten Offering pursuant to the terms hereof, the Holders shall be responsible for all costs, fees and expenses in connection therewith.

         5.       Indemnification

                  (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus, or in any amendment or supplement thereto. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party; provided, however, that the Indemnifying Party shall be responsible for the fees and expenses of one counsel for all such Indemnified Parties unless an Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent all such Indemnified Parties, in which case such Indemnified Party shall be permitted, at the expense of the Indemnifying Party, to employ separate counsel). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) Contribution. If a claim for indemnification under
Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6.       Miscellaneous

                  (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate com pensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                  (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict or inconsistent with the provisions of this Agreement (so long as the Company is in compliance with its registration obligations hereunder and the restrictions relating to registration of securities set forth in the Purchaser Agreement this sentence will not operate to restrict the Company).

                  (c) Piggy-Back Registrations. If at any time the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each holder of Registrable Securities written notice of such determination and, if within fifteen (15) days after receipt of such notice, any such holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(c) that are eligible for sale pursuant to Rule 144(k) of the Commission. Any registration statement referred to in this
Section 6(c) may be withdrawn at any time by the Company.

                  (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities; provided, however, that, for the purposes of this sentence, Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

                  (e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:00 p.m. (Dallas time) on a Business Day, (iii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:00 p.m. (Dallas time) on any date and earlier than 11:59 p.m. (Dallas time) on such date; or (iv) upon receipt, when delivered by a reputable overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:               Venus Exploration, Inc.
                                          1250 N.E. Loop 410
                                          Suite 1000
                                          San Antonio, Texas 78209
                                          Facsimile:   210-828-6018
                                          Attention:   Eugene R. Ames, Jr.

         If to EXCO:                      EXCO Resources, Inc.
                                          5735 Pineland Dr.
                                          Suite 235
                                          Dallas, Texas 75231
                                          Facsimile:    214-368-2087
                                          Attention: Douglas H. Miller

         Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number.

                  (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Holder may assign its rights hereunder in the manner and to the Persons as permitted under this Agreement.

                  (g) Assignment of Registration Rights. The rights of Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder, any other Holder or Affiliate of any other Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Convertible Note. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

                  (h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

                  (i) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Dallas, County of Dallas, State of Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

                  (j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  (k) Severability. If any term, provision, covenant or restriction of this Agree ment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                  (l) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                        VENUS EXPLORATION, INC.



                                        By: /s/ JOHN Y. AMES
                                           -------------------------------------
                                           Name:  John Y. Ames
                                           Its:   President



                                        EXCO RESOURCES, INC.



                                        By: /s/ T.W. EUBANK
                                           -------------------------------------
                                           Name:  T.W. Eubank
                                           Title: President

                                                                        Annex A

                              PLAN OF DISTRIBUTION


    The Selling Stockholders, their pledgees, donees, transferees or other successors-in-interest, may, from time to time, sell all or a portion of the shares of Common Stock being registered hereunder (the "Shares") in privately negotiated transactions or otherwise, at fixed prices that may be changed, at market prices prevailing at the time of sale, at prices related to such market prices or at negotiated prices. The Shares may be sold by the Selling Stockholders by one or more of the following methods, without limitation: (a) block trades in which the broker or dealer so engaged will attempt to sell the Shares as agent but may position and resell a portion of the block as principal to facilitate the transaction, (b) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to this Prospectus, (c) an exchange distribution in accordance with the rules of the applicable exchange, (d) ordinary brokerage transactions and transactions in which the broker solicits purchasers, (e) privately negotiated transactions,
(f) short sales, (g) a combination of any such methods of sale and (h) any other method permitted pursuant to applicable law.

    From time to time the Selling Stockholders may engage in short sales, short sales against the box, puts and calls and other transactions in securities of the Company or derivatives thereof, and may sell and deliver the Shares in connection therewith or in settlement of securities loans. If the Selling Stockholders engage in such transactions, the applicable conversion price may be affected. From time to time the Selling Stockholders may pledge their Shares pursuant to the margin provisions of its customer agreements with its brokers. Upon a default by the Selling Stockholders, the broker may offer and sell the pledged Shares from time to time.

    In effecting sales, brokers and dealers engaged by the Selling Stockholders may arrange for other brokers or dealers to participate in such sales. Brokers or dealers may receive commissions or discounts from the Selling Stockholders (or, if any such broker-dealer acts as agent for the purchaser of such shares, from such purchaser) in amounts to be negotiated which are not expected to exceed those customary in the types of transactions involved. Broker-dealers may agree with the Selling Stockholders to sell a specified number of such Shares at a stipulated price per share, and, to the extent such broker-dealer is unable to do so acting as agent for a Selling Stockholder, to purchase as principal any unsold Shares at the price required to fulfill the broker-dealer commitment to the Selling Stockholders. Broker-dealers who acquire Shares as principal may thereafter resell such Shares from time to time in transactions (which may involve block transactions and sales to and through other broker-dealers, including transactions of the nature described above) in the over-the-counter market or otherwise at prices and on terms then prevailing at the time of sale, at prices then related to the then-current market price or in negotiated transactions and, in connection with such resales, may pay to or receive from the purchasers of such Shares commissions as described above. The Selling Stockholders may also sell the Shares in accordance with Rule 144 under the Securities Act, rather than pursuant to this Prospectus.

    The Selling Stockholders and any broker-dealers or agents that participate with the Selling Stockholders in sales of the Shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

    The Company is required to pay all fees and expenses incident to the registration of the Shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

                   [such other disclosure as may be required
                          pursuant to applicable law]